Commitments and Contingencies	9 Months Ended
Sep. 30, 2017
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
Commitments and Contingencies

a.	Vessels Under Construction
As at September 30, 2017, the Company was committed to the construction of eight LNG carriers for a total cost of approximately $1.7 billion, including capitalized interest and other miscellaneous construction costs. Vessels in which the Company holds an interest through non-consolidated joint ventures are excluded from the above amounts and are described in Note 10b. Two LNG carriers are scheduled for delivery in late-2017, four LNG carriers are scheduled for delivery in 2018 and two LNG carriers are scheduled for delivery in 2019. As at September 30, 2017, payments made towards these commitments totaled $0.5 billion. As at September 30, 2017, the remaining payments required to be made under these newbuilding and conversion capital commitments were $377.0 million (remainder of 2017), $536.7 million (2018), and $252.1 million (2019).

b.	Joint Ventures and Equity-Accounted Investments

Teekay LNG’s share of commitments to fund newbuilding and other construction contract costs of its equity-accounted joint ventures as at September 30, 2017 are as follows:

	Total	Remainder of 2017	2018	2019	2020
	$	$	$	$	$
Equity-accounted joint ventures (i)	1,183,589	110,937	556,064	318,683	197,905

(i)
The commitment amounts relating to Teekay LNG’s share of costs for newbuilding and other construction contracts in Teekay LNG’s equity-accounted joint ventures are based on Teekay LNG’s ownership percentage in each respective joint venture as of September 30, 2017. These commitments are described in more detail in Note 15 of the Company’s audited consolidated financial statements filed with its Annual Report on Form 20-F for the year-ended December 31, 2016. As of September 30, 2017, based on the Teekay LNG's ownership percentage in each respective joint venture, Teekay LNG's equity-accounted joint ventures have secured $336 million of financing related to the remaining commitments included in the table above.

c.	Liquidity
Management is required to assess if the Company will have sufficient liquidity to continue as a going concern for the one-year period following the issuance of its financial statements. The Company had a consolidated net loss of $496.8 million and consolidated cash flows from operating activities of $411.5 million during the nine months ended September 30, 2017, and ended the third quarter of 2017 with a working capital deficit of $373.6 million. This working capital deficit primarily relates to the scheduled maturities in the next 12 months and repayments of approximately $0.7 billion of outstanding consolidated debt, which amount was classified as current liabilities as at September 30, 2017. In addition to these obligations, the Company also anticipates that Teekay LNG will be required to make payments related to commitments to fund vessels under construction (see Notes 10a and 10b).
Based on these factors, over the one-year period following the issuance of their unaudited consolidated financial statements, the Company’s consolidated subsidiaries, Teekay Tankers and Teekay LNG, will need to obtain additional sources of financing, in addition to amounts generated from operations, to meet their minimum liquidity requirements under their financial covenants related to these subsidiaries. These anticipated potential sources of financing include: refinancing various loan facilities of Teekay Tankers and Teekay LNG; negotiating new secured debt financings related to vessels under construction or other unencumbered operating vessels for Teekay LNG; raising additional capital through equity and bond issuances; and negotiating extensions or redeployments of existing assets. Teekay Tankers recently announced a proposed merger with TIL which, upon completion, is expected to increase Teekay Tankers' liquidity. The success of these initiatives of the Daughter Companies may impact the liquidity of Teekay Parent as a result of certain guarantees provided by Teekay Parent and through the payment of dividends/distributions by the Daughter Companies to Teekay Parent.
The Company is actively pursuing the alternatives described above, which it considers probable of completion based on the Company’s history of being able to complete equity and bond issuances, refinance similar loan facilities and to obtain new debt financing for its vessels under construction, as well as the progress it has made on the financing process to date. The Company is in various stages of completion on these matters.
Based on the Company’s liquidity at the date these unaudited consolidated financial statements were issued, the liquidity the Company expects to generate from operations over the following year, and by incorporating the Company’s plans to raise additional liquidity that it considers probable of completion, the Company expects that it will have sufficient liquidity to continue as a going concern for at least the one-year period following the issuance of these unaudited consolidated financial statements.

d.	Legal Proceedings and Claims

The Company may, from time to time, be involved in legal proceedings and claims that arise in the ordinary course of business. The Company believes that any adverse outcome of existing claims, other than with respect to the items noted below, individually or in the aggregate, would not have a material effect on its financial position, results of operations or cash flows, when taking into account its insurance coverage and indemnifications from charterers.

Class Action Complaint

Following the Company’s announcement in December 2015 that Teekay's Board of Directors had reduced the Company’s quarterly dividend to $0.055 per share, down from a dividend of $0.55 per share in the fourth quarter of 2015 dividend payable in February 2016 and the subsequent decline of the price of the Company’s common stock, a class action complaint was filed on March 1, 2016 in the U.S. District Court for the District of Connecticut against the Company and certain of its officers. As a result of the Company's motion to transfer the action, the case was transferred to the U.S. District Court for the Western District of Washington on November 18, 2016. The lead plaintiff in the action filed an Amended Class Action Complaint on January 13, 2017. The Amended Complaint includes claims that the Company and certain of its officers violated Section 10(b) of the U.S. Securities Exchange Act of 1934 and Rule 10b-5 promulgated thereunder. The Amended Complaint alleges that the Company and certain of its officers violated U.S. federal securities laws by making materially false and misleading statements regarding the Company’s ability and intention to increase its future dividends beyond the initial dividend increase to $0.55 per share that the Company announced in September 2014 and first declared in the second quarter of 2015, thereby artificially inflating the price of its common stock. The lead plaintiff is seeking unspecified monetary damages, including reasonable costs and expenses incurred in this action. The Court held a hearing on the motion to dismiss on October 25, 2017. On November 7, 2017, the Court ruled in the Company's favor on all claims and dismissed the Amended Complaint with prejudice.

Teekay Nakilat Capital Lease

Teekay LNG owns a 70% interest in Teekay Nakilat Corporation (or Teekay Nakilat Joint Venture) that was the lessee under three separate 30-year capital lease arrangements with a third party for the three LNG carriers (or the RasGas II LNG Carriers). Under the terms of the leasing arrangements in respect of the RasGas II LNG Carriers, the lessor claimed tax depreciation on the capital expenditures it incurred to acquire these vessels. As is typical in these leasing arrangements, tax and change of law risks were assumed by the lessee, in this case the Teekay Nakilat Joint Venture. Lease payments under the lease arrangements were based on certain tax and financial assumptions at the commencement of the leases and subsequently adjusted to maintain its agreed after-tax margin. On December 22, 2014, the Teekay Nakilat Joint Venture terminated the leasing arrangements of the RasGas II LNG Carriers. However, the Teekay Nakilat Joint Venture remains obligated to the lessor to maintain the lessor’s agreed after-tax margin from the commencement of the lease to the lease termination date and placed $6.8 million on deposit with the lessor as security against any future claims, which deposit is recorded as part of restricted cash - non-current in the Company's unaudited consolidated balance sheets.

The UK taxing authority (or HMRC) has been challenging the use of similar lease structures in the UK courts. One of those challenges was eventually decided in favor of HMRC (Lloyds Bank Equipment Leasing No. 1 or LEL1), with the lessor and lessee choosing not to appeal the decision further. The LEL 1 tax case concluded that capital allowances were not available to the lessor.  On the basis of this conclusion, HMRC is now asking lessees on other leases, including the Teekay Nakilat Joint Venture, to accept that capital allowances are not available to their lessor. The Teekay Nakilat Joint Venture does not accept this contention and has informed HMRC of this position. It is not known at this time whether the Teekay Nakilat Joint Venture would eventually prevail in court. If the former lessor of the RasGas II LNG Carriers were to lose on a similar claim from HMRC, Teekay LNG’s 70% share of the potential exposure is estimated to be approximately $42 million. Such estimate is primarily based on information received from the lessor.

e.	Redeemable Non-Controlling Interest
In July 2015, Teekay Offshore issued in a private placement 10.4 million of its 8.60% Series C Cumulative Convertible Perpetual Preferred Units (or Series C Preferred Units) in a private placement. The terms of the Series C Preferred Units provided that at any time after the 18-month anniversary of the closing date, at the election of each holder, the Series C Preferred Units could be converted on a one-for-one basis into common units of Teekay Offshore. In addition, if after the three-year anniversary of the closing date, the volume weighted average price of the common units exceeded $35.925, Teekay Offshore had the option to convert the Series C Preferred Units into common units. The Series C Preferred Units could be redeemed in cash if a change of control occurred in Teekay Offshore.
In June 2016, Teekay Offshore and the unitholders of the Series C Preferred Units exchanged approximately 1.9 million of the Series C Preferred Units for approximately 8.3 million common units of Teekay Offshore and also exchanged the remaining approximately 8.5 million Series C Preferred Units for approximately 8.5 million Series C-1 Preferred Units. The terms of the Series C-1 Preferred Units were equivalent to the terms of the Series C Preferred Units, with the exception that at any time after the 18-month anniversary of the original Series C Preferred Units closing date, at the election of each holder, each Series C-1 Preferred Unit was convertible into 1.474 common units of Teekay Offshore. In addition, if a unitholder of the Series C-1 Preferred Units elected to convert their Series C-1 Preferred Units into common units of Teekay Offshore, Teekay Offshore had the option to redeem these Series C-1 Preferred Units for cash based on the closing market price of the common units of Teekay Offshore instead of issuing common units. Furthermore, if after the three-year anniversary of the closing date, the volume weighted average price of the common units exceeded 150% of $16.25 per unit, Teekay Offshore had the option to convert the Series C-1 Preferred Units into common units. Consistent with the terms of the Series C Preferred Units, the Series C-1 Preferred Units might have been redeemed in cash if a change of control occurred in Teekay Offshore. As a result, the Series C-1 Preferred Units were, prior to the deconsolidation of Teekay Offshore in September 2017, included on the Company’s unaudited consolidated balance sheet as part of temporary equity which is above the equity section but below the liabilities section.
In June 2016, Teekay Offshore issued 4.0 million of its 10.50% Series D Cumulative Convertible Perpetual Preferred Units (or Series D Preferred Units). The Series D Preferred Units had no mandatory redemption date, but they were redeemable at Teekay Offshore's option after June 29, 2021 for a 10% premium to the liquidation value and for a 5% premium to the liquidation value any time after June 29, 2022. The Series D Preferred Units were exchangeable into common units of Teekay Offshore at the option of the holder at any time after June 29, 2021, based on the 10-trading day volume weighted average price at the time of the notice of exchange or $4.00. A change of control event involving the purchase of all outstanding common units for consideration of at least 90% cash or a change in ownership of the general partner of Teekay Offshore by 50% or more would have resulted in the Series D Preferred Units being redeemable for cash. As a result, the Series D Preferred Units, net of Teekay's units, were, prior to the deconsolidation of Teekay Offshore in September 2017, included on the Company’s unaudited consolidated balance sheet as part of temporary equity which is above the equity section but below the liabilities section.
As part of the Brookfield Transaction (see Note 3), Teekay Offshore repurchased and cancelled all of its outstanding Series C-1 and Series D Preferred Units.

f.	Other
The Company enters into indemnification agreements with certain officers and directors. In addition, the Company enters into other indemnification agreements in the ordinary course of business. The maximum potential amount of future payments required under these indemnification agreements is unlimited. However, the Company maintains what it believes is appropriate liability insurance that reduces its exposure and enables the Company to recover future amounts paid up to the maximum amount of the insurance coverage, less any deductible amounts pursuant to the terms of the respective policies, the amounts of which are not considered material.